May 1, 2013

First Quarter 2013 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

- ***Our confidence that, despite ongoing global economic and political uncertainties, we will be able to continue executing our long-term growth strategy and improve AllianceBernstein's operating leverage:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: First Quarter 2013

In US $ Billions


Gross Sales
$23.7
$24.1
1Q:13
4Q:12
$23.7
$18.1
1Q:13
1Q:12
Net Flows
$2.6
$5.0
1Q:13
4Q:12
$2.6
$(12.1)
1Q:13
1Q:12
End of Period AUM
$443.2
$430.0
1Q:13
4Q:12
$443.2
$419.1
1Q:13
1Q:12
Average AUM
$436.7
$423.7
1Q:13
4Q:12
$436.7
$417.4
1Q:13
1Q:12

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions


Gross Sales
Gross Redemptions
Net Flows
3.8
12.9
2.3
1.4
(1.5)
(2.9)
(12.9)
(10.6)
(16.7)
5.6
11.9
3.5
0.8
(3.7)
(2.6)
(3.4)
(9.3)
(8.4)
5.2
15.2
5.0
1.0
(1.7)
(2.7)
(7.7)
(10.2)
(12.9)
6.7
16.4
2.9
5.3
1.0
(3.2)
(3.8)
(4.2)
(11.1)
7.3
14.6
3.3
0.2
1.8
(0.9)
(2.7)
(4.0)
(14.4)
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
1Q 12
2Q 12
3Q 12
4Q 12
1Q 13

Total	1Q 12	2Q 12	3Q 12	4Q 12	1Q 13
Gross Sales	$18.1	$18.3	$21.4	$24.1	$23.7
Gross Redemptions*	$(30.2)	$(21.1)	$(25.8)	$(19.1)	$(21.1)
Net Flows	$(12.1)	$(2.8)	$(4.4)	$5.0	$2.6

*Gross redemptions include $5.8B in redemptions for 1Q12 ($5.2B Institutions and $0.6B Retail) sustained as a result of prior period Canadian and Australian asset dispositions by the AXA Group.

Institutional Highlights

Second Consecutive Net Flow Positive Quarter in 1Q13



$B
3.8
5.6
5.2
6.7
7.3
2.9
3.3
(12.9)
(3.7)
(7.7)
(3.8)
(4.0)
(9.3)
(12.9)
(16.7)
1Q12
2Q12
3Q12
4Q12
1Q13
Gross Sales
Gross Redemptions
AXA(1)
PPIP(2)
Net Flows

Sales Strength in Americas and EMEA Regions



% of Gross Sales
Asia ex-Japan
6%
Japan
17%
51%
26%
Americas
EMEA

Seq. Gross Sales Growth

- Americas: +21%
- EMEA: +19%
- Asia: (18)%
- Total: +8%

Pipeline* Remains Strong…



$B
6.6
8.0
7.8
End 1Q12
End 4Q12
End 1Q13

…With Diverse 1Q13 Additions**

Fixed Income

Global / Global Plus Fixed Income	$1.24B
French Gov. Bonds	$500M
Emerging Market Debt	$430M
Global Credit	$200M

Equity

Asia ex-Japan Value	$215M
Emerging Market Value	$175M
US SMID Cap Growth	$35M

(1)Redemptions related to AXA prior period asset dispositions. (2)Liquidation completed of the Public Private Investment Program (PPIP) fund, which accounted for $1.8B in Institutional outflows in 3Q12.
*Assets awarded and pending funding as of March 31, 2013. **Represents significant pipeline activity; not comprehensive.

Fixed Income Investment Performance

	Relative Performance Through 3/31/13 (%)			
US:	1Q13	1 Year	3 Year	5 Year
Strategic Core Plus	0.3	1.9	1.1	1.6
Core Fixed Income	0.1	1.4	0.7	1.1
High Yield	0.1	1.8	0.1	0.9
Diversified Yield Plus	1.3	6.5	4.5	3.6
US Income	1.1	6.2	4.0	3.9
Insurance – US Bond	0.3	1.0	0.5	0.8
Unconstrained Bond	0.6	5.8	N/A	N/A
Global:				
Global High Income	2.7	3.7	2.0	2.5
Global Fixed Income	0.2	2.5	3.0	2.2
Global Plus	0.2	1.2	1.4	0.6
Global Aggregate	0.3	1.0	1.4	N/A
Non-US Regional:				
Canada Core Plus	0.1	1.4	1.3	1.1
UK Core Plus	0.2	0.8	1.2	1.4
Euro Income	0.1	3.0	2.1	0.7
Euro High Yield	0.1	2.2	1.6	N/A
Emerging Markets Debt	0.4	1.8	0.9	2.0

Benchmarks: Strategic Core Plus, Core Fixed Income, High Yield, US Income – Barclays Capital US Aggregate; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income - 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Capital Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (1/1/08-10/31/11) and BofA Merrill Sterling Non Gilts All Stocks (11/1/11-3/31/13); Euro Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constrain; Euro High Yield – Barclays Capital EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 3/31/13; annualized and gross of fees.

Equities Investment Performance

	Relative Performance Through 3/31/13 (%)			
US:	1Q13	1 Year	3 Year	5 Year
US Small Cap Value	2.9	4.5	3.1	4.1
US SMID Cap Value	1.2	(1.2)	(1.5)	0.7
US Strategic Value	1.2	(4.4)	(4.6)	(3.7)
US Small Cap Growth	(2.1)	(4.6)	4.7	3.5
US SMID Cap Growth	(0.5)	(1.6)	5.9	4.4
US Large Cap Growth	(0.1)	(1.6)	(2.4)	(1.3)
Select US Equity	0.5	2.5	3.6	4.2
Global / International:				
Global Value	0.9	(1.0)	(4.9)	(5.3)
Global Research Growth	(1.5)	(6.2)	(2.9)	(4.8)
Global Active Low Vol	(2.0)	(0.3)	N/A	N/A
Global Market Neutral	0.0	2.6	2.1	N/A
Global REIT	2.7	4.2	1.4	1.6
International Value	(1.0)	(5.5)	(4.8)	(4.4)
International Discovery	3.5	7.1	5.2	N/A
Emerging Markets Value	(2.2)	(6.0)	(4.0)	(1.6)
Emerging Markets Growth	1.4	2.2	(0.8)	(1.8)
Non-US Regional:				
Australian Value	2.6	2.8	(0.1)	0.2
Japan Strategic Value	0.2	(4.1)	(0.7)	0.1
Asia ex Japan Value	(1.2)	(1.3)	(1.4)	2.7

Benchmarks: US Small Cap Value – Russell 2000 Value; US SMID Cap Value – Russell 2500 Value; US Strategic Value – Russell 1000 Value; US Small Cap Growth – Russell 2000 Growth; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; Global Value, Global Research Growth – MSCI World; Global Active Low Vol – MSCI World Minimum Volatility; Global Market Neutral – BofA Merrill Lynch US Treasuries (3M); Global REIT – FTSE EPRA/NAREIT Developed Real Estate; International Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; Asia ex Japan Value – MSCI AC Asia ex Japan. Preliminary performance as of 3/31/13; annualized and gross of fees.

Equities: What's Been Working vs. Where We See Opportunity

What's Been Working: Stability and Absolute Return

Minimum Volatility Index vs. Broad Market, 1Q13*



5.3%
3.7%
2.3%
USA
EAFE
Emerging Markets

Top Performing Global Stock Categories in 1Q13**



Defensives
11.9%
Cyclicals
7.9%
Financials
7.9%
Global Stocks
6.5%

Our Services

- Low Volatility
- Select US Equity
- Select US Equity Long / Short
- Equity Income
- Market Neutral

Where We See Opportunity: Traditional and Highly Concentrated Equities

Global Stock Correlations† Continue to Decline



0.6
0.4
0.2
0.0
Long-Term Average: 0.26
1Q13 Average: 0.23
02
04
06
08
10
12

Low P/B Stocks Tend to Rise with Interest Rates

Correlation of Excess Returns vs. US Treasury Returns††



0.8
0.4
0.0
(0.4)
(0.8)
Global Low-Beta Stocks
Global Low P/B Stocks
88
91
94
97
00
03
06
09
12

Our Services

- US / Global / International
  - Large Cap Value
  - Large Cap Growth
- Small and SMID Cap Equities
- Emerging Markets
- Technology

*US – MSCI USA Min Vol vs. Russell 1000; EAFE – MSCI EAFE Min Vol vs. MSCI EAFE; EM – MSCI EM Min Vol vs. MSCI EM. **Based on Bernstein industry/sector classifications. Defensives – Consumer staples, medical, telecom and utilities; Cyclicals – Capital equipment, construction and housing, consumer cyclicals, technology and transportation; Global Stocks – MSCI ACWI. †Rolling daily returns over six months. Correlation is a statistical measure of how two values move in relation to one another. ††Using the hedged returns in USD based on the Bernstein global large-cap universe of stocks, sorted monthly by price to book value and beta, measuring the difference in returns between the cheapest quintile of stocks (Q1) and universe average and the lowest beta and universe average from January 1, 1971, to March 31, 2013. All data as of March 31, 2013. Source: AllianceBernstein, Bloomberg, Center for Research in Security Prices, FactSet, Thomson IBES and Worldscope.

Retail Highlights

Five Consecutive Net Flow Positive Quarters



$B
12.9
2.3
(10.6)
11.9
3.5
(8.4)
15.2
5.0
(10.2)
16.4
5.3
(11.1)
14.6
0.2
(14.4)
1Q12
2Q12
3Q12
4Q12
1Q13
Gross Sales
Gross Redemptions
Net Flows

Redemption Rate* Higher in 1Q13



%
50
40
30
20
2010: 34%
2011: 33%
2012: 36%
1Q13: 40%
1Q12
2Q12
3Q12
4Q12
1Q13

Gross Sales – Strength in US and Latin America



% Change
13
17
73
16
103
(32)
(40)
(18)
10
(17)
13
(12)
US
Latin America
EMEA
Japan
Asia ex Japan
Total
1Q13 / 1Q12
1Q13 / 4Q12

1Q13 Milestones

- Notable 3-Year Anniversaries in 1Q13
  - High Income Muni ($1.4B in assets)
  - Inflation Suite – Real Asset, Muni Inflation, Bond Inflation ($1.6B)
- Early Asset Gathering Success with Newer Offerings
  - Select Equity Long-Only and Long/Short – $2B since Oct. '11
  - RMB Income Plus – $900M since May '11
  - Muni SMA Platform – $850M since Jan. '11
- Performance Awards Around the World
  - 32 awards in Europe, Asia and US in 2013 Lipper Fund Awards
  - Recently named 2012 "Best Retail House" in Hong Kong, Singapore and Taiwan by *Asia Asset Management* and 2013 "Fund House of the Year" in Hong Kong by *AsianInvestor*

*Redemption rate based on (Redemptions + Cash Flows)/Beginning of Period AUM. Annual data is actual; quarterly data is annualized.

Private Client Highlights

Private Client Flows Improved Dramatically in 1Q13



$B
1.4
0.8
1.0
1.0
1.8
(1.5)
(2.6)
(1.7)
(3.2)
(0.9)
(2.9)
(3.4)
(2.7)
(4.2)
(2.7)
1Q12
2Q12
3Q12
4Q12
1Q13
Gross Sales
Gross Redemptions
Net Flows

DAA at Three Years: Same Return, Greater Consistency



%
Range of Returns for a 60/40 Portfolio Since Inception*
15
10
5
0
(5)
(10)
(15)
80th Percentile
20th Percentile
Avg.
Avg.
Best Periods
Worst Periods
Without DAA
With DAA

Recent Enhancements Delivering for Clients

- Strategic Equities
  - Client migration of nearly 100%
  - Outperformed by 30 bps in 1Q13
- Fund-of-Hedge-Funds (RIC)
  - Nearly $400 million in client assets gathered since September 2012 launch
  - Large and growing adoption rate among eligible accounts
  - Outperformed by nearly 200 bps in 1Q13

Benefits of the Bernstein Model

- Asset allocation discipline
  - 2013: Bernstein equity allocation 54% vs. group avg of 48%**
  - 2012: Bernstein equity allocation 55% vs. group avg of 44%**
- Dynamic portfolio rebalancing
- Experienced tax planning
- Avoids performance chasing with disciplined, long-term and exclusive investment management

*Based on rolling three-month returns from April 2010 to March 2013 for a Tax-Aware Private Client account with and without DAA. The middle shaded areas are the observations between the 20th and 80th percentiles. The shaded areas above and below the middle area represent the 80th–100th percentiles and 0-20th percentiles, respectively. The average is the mean return for a rolling three-month period between April 2010 and March 2013. **Source: Barron's Wealth Management Survey of Top 40 Wealth Managers: 2013 and 2012.

Bernstein Research Services Highlights

Revenues Have Improved…


$M
% Change
1Q13 / 1Q12: +4%
1Q13 / 4Q12: +6%
106
104
110
1Q12
4Q12
1Q13

…As Global Trading Volumes* Have Stabilized


% Change
(9)
2
(2)
25
33
45
US
Europe
Asia
1Q13 / 1Q12
1Q13 / 4Q12

Successful Asia Build-out

- Continued Strong Momentum
  - Revenues in region doubled y/y in 1Q13
  - Number of clients that traded with us in 1Q13 up 25% sequentially and 66% y/y
- Approaching Critical Mass in Research
  - Ten publishing analysts and four analysts in pipeline
  - Unique launch of coverage on China autos sector
  - Hired new Industrials analyst in 1Q13

Another Strong European Institutional Investor Showing

- SCB #10 ranked as a firm
  - #7 ranked on a weighted basis
- Five #1 team rankings
  - Three teams ranked #1 in individual sectors – Telecom Equipment, Beverages and Autos & Auto Parts
  - One team ranked #1 in two sectors – Food Producers and Household & Personal Care Products

*US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

Progress on Our Strategy in 1Q13

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	■ Top honors in Lipper 2013 Fund Awards for 9 funds across 15 categories worldwide
	  ■ 16 awards in Asia, 13 awards in Europe and 3 awards in US
	  ■ Multiple regional wins for: Global High Yield, European Income, American Income, Emerging Market Debt, US Small and SMID Cap and Technology funds
	■ Fixed Income outperformance continues: 90% of AUM in services outperforming for 3-years

Diversify our business across channels, investment services and geographies	■ Notable sales strength in Americas and EMEA regions in 1Q13
	  ■ Retail: Double-digit sequential gross sales growth in US and Latin America
	    ■ First positive US Retail flow quarter since 4Q07
	  ■ Institutional: Double-digit sequential gross sales increases in Americas and EMEA
	■ Record quarterly results in Asia for our leading sell-side business
	  ■ Revenues in the region doubled y/y

Develop innovative new products and services to meet clients' evolving needs	■ Clients responding well to the relevance and performance of our newest offerings
	  ■ Muni High Income and Inflation Suite (Real Asset, Muni & Bond Inflation) hit 3-years in 1Q – strong performance and combined assets of $3B
	  ■ Select Equity Long-Only and Long/Short have gathered $2B in assets in less than 2 years
	  ■ Muni SMA offering has raised $850M since Jan. '11; on two US retail platforms, soon on third
	■ Strong returns and adoption of Strategic Equities and fund-of-hedge-funds RIC in Private Client

Achieve greater operating leverage and better financial results	■ Another successful quarter of expense reduction and margin expansion
	  ■ Reduced adjusted operating expenses by 2% sequentially in 1Q13 despite flat revenues
	    ■ Real estate consolidation has lowered occupancy expense by double-digits
	  ■ 21.9% adjusted operating margin highest since 1Q11; up 1.3 ppts seq. and 3.9 ppts y/y

John C. Weisenseel

Chief Financial Officer

Financial Highlights: First Quarter 2013

In US $ Millions



Adjusted Revenues
$577
$578
1Q:13
4Q:12
$577
$562
1Q:13
1Q:12
Adjusted Expenses
$451
$459
1Q:13
4Q:12
$451
$461
1Q:13
1Q:12
Adjusted Operating Margin
21.9%
20.6%
1Q:13
4Q:12
21.9%
18.0%
1Q:13
1Q:12
Adjusted EPU
38¢
40¢
1Q:13
4Q:12
38¢
29¢
1Q:13
1Q:12

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2013 GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments					
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Charges	Adjusted (Non-GAAP)
Net Revenues	$ 709	$ (120)	$ (7)	$ (6)	$ 1	$ -	$ 577
Operating Expenses	585	(120)	(7)	(6)	-	(1)	451
Operating Income	**$ 124**	**$ -**	**$ -**	**$ -**	**$ 1**	**$ 1**	**$ 126**
Operating Margin	**17.7%**						**21.9%**
Holding EPU	**$ 0.38**						**$ 0.38**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned.
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- Real Estate charge recorded in 1Q is related to true-ups of previous write-offs; no new write-offs in 1Q13

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2013 Adjusted Income Statement

- Adjusted Operating Income increased 6% sequentially and 25% versus the prior year quarter
- Margin improvement versus both prior periods resulted primarily from expense reductions. Higher revenues also contributed to the margin improvement versus the prior year quarter.
- Adjusted EPU and distribution of 38 cents for 1Q13

In US dollar millions (except EPU)	1Q 2013	4Q 2012	% Δ	1Q 2012	% Δ
Adjusted Net Revenues	$ 577	$ 578	(0%)	$ 562	3%
Adjusted Operating Expenses	451	459	(2%)	461	(2%)
Adjusted Operating Income	126	119	6%	101	25%
Adjusted Operating Margin	21.9%	20.6%		18.0%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.38**	**$0.40**	**(5%)**	**$0.29**	**31%**
AB Holding Distribution Per Unit	**$0.38**	**$0.40**	**(5%)**	**$0.26**	**46%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2013 Adjusted Revenues

- Base Fees sequential increase is due primarily to Retail & Institutional average AUM growth; the 5% increase versus the prior year quarter is due primarily to increased Retail average AUM
- 4Q12 included performance fees related to Fund-of-Fund offerings
- Bernstein Research Services revenues improved 6% sequentially and 4% versus the prior year quarter due to increased trading activity in Europe and Asia
- Current quarter investment gains flat sequentially and down versus 1Q12, due primarily to lower seed capital investment gains

Adjusted Revenues (in US dollar millions)	**1Q 2013**	**4Q 2012**	**% Δ**	**1Q 2012**	**% Δ**
Base Fees	$ 440	$ 432	2%	$ 420	5%
Performance Fees	4	19	(79%)	4	0%
Bernstein Research Services	110	104	6%	106	4%
Net Distribution	(2)	(2)	0%	3	n/m
Investment Gains (Losses)	2	2	0%	8	(75%)
Other Revenues	24	24	0%	22	9%
Total Revenues	**578**	**579**	**(0%)**	**563**	**3%**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**$ 577**	**$ 578**	**(0%)**	**$ 562**	**3%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2013 Adjusted Operating Expenses

- Compensation Ratio was 50.0% for 1Q13 versus 49.0% for 4Q12 and 50.0% for 1Q12
- Total Compensation & Benefits increased 2% sequentially due primarily to a higher compensation ratio; the 2% increase versus the prior year quarter is due to increased adjusted revenues
- Promotion & Servicing expenses declined 4% sequentially due primarily to lower T&E expenses, partially offset by higher marketing costs. The 2% increase versus 1Q12 is due to higher trade execution and marketing expenses, partially offset by lower T&E.
- G&A expenses down 11% sequentially due primarily to lower legal expenses; occupancy savings of approximately $3M. The 15% decline versus the prior year is due primarily to occupancy savings. 1Q12 also included a $6.5M cash receipt related to the finalization of a claims processing contingency.

Adjusted Operating Expenses (in US dollar millions)	1Q 2013	4Q 2012	% Δ	1Q 2012	% Δ
Compensation & Benefits					
Base Compensation	$ 97	$ 100	(3%)	$ 118	(18%)
Incentive Compensation	116	115	1%	89	30%
Commissions, Fringes & Other	82	74	11%	81	1%
Total Compensation & Benefits	**295**	**289**	**2%**	**288**	**2%**
Promotion & Servicing	44	46	(4%)	43	2%
General & Administrative	105	118	(11%)	124	(15%)
Other	7	6	17%	6	17%
Total Adjusted Operating Expenses	**$ 451**	**$ 459**	**(2%)**	**$ 461**	**(2%)**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2013 Adjusted Operating Results

- Adjusted Operating Income improved by 6% sequentially on lower expenses and 25% versus 1Q12 on reduced expenses and improved revenues
- Adjusted Margin increased to 21.9%, from 20.6% in 4Q12 and 18.0% in 1Q12

In US dollar millions (except EPU)	1Q 2013	4Q 2012	% Δ	1Q 2012	% Δ
Adjusted Operating Income	**$ 126**	**$ 119**	**6%**	**$ 101**	**25%**
Adjusted Operating Margin	**21.9%**	**20.6%**		**18.0%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.38**	**$ 0.40**	**(5%)**	**$ 0.29**	**31%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	1Q 2013	Periods Ended March 31, 2013 One Year	Three Years	Five Years	Ten Years	Benchmark
Value						
Emerging Markets Value	(2.5)	(7.1)	(5.1)	(2.7)	(0.4)	MSCI EM
Global Value	0.7	(1.9)	(5.7)	(6.0)	(2.1)	MSCI World
International Value	(1.2)	(6.3)	(5.6)	(5.1)	(1.9)	MSCI EAFE
US Small & Mid Cap Value	0.9	(2.4)	(2.6)	(0.3)	0.6	Russell 2500 Value
US Strategic Value	1.0	(5.4)	(5.6)	(4.5)	(3.1)	Russell 1000 Value
Growth						
US Small Cap Growth	(2.3)	(5.7)	3.5	2.4	1.3	Russell 2000 Growth
US Large Cap Growth	(0.3)	(2.4)	(3.3)	(2.1)	(1.3)	Russell 1000 Growth
Blend / Other						
Select US Equity	0.2	1.4	2.1	2.6	N/A	S&P 500
International Style Blend - Developed	(0.4)	(3.4)	(4.1)	(4.4)	N/A	MSCI EAFE - NDR

Performance is preliminary and as of March 31, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	1Q 2013	Periods Ended March 31, 2013 One Year	Three Years	Five Years	Ten Years	Benchmark
Global High Income	2.6	3.5	1.7	2.0	1.8	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	0.1	2.2	2.7	2.0	1.3	Citigroup WGBI - Unhedged
Strategic Core Plus	0.2	1.6	0.9	1.3	1.0	Barclays Capital US Aggregate Index
Emerging Market Debt	0.3	1.3	0.5	1.5	1.5	JPM EMBI Global
Global Plus	0.2	0.9	1.1	0.3	0.5	Barclays Capital Global Aggregate Index

Performance is preliminary and as of March 31, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	1Q 2013	Periods Ended March 31, 2013 One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	0.4	(2.6)	(3.6)	(5.2)	(2.1)	International Large Cap Value
Growth & Income	(0.2)	1.8	3.0	(0.0)	(0.9)	Multi-Cap Core
Discovery Value	1.9	1.6	(0.5)	0.3	0.8	Small Cap Value
U.S. Value	1.4	0.0	(1.5)	(2.8)	(2.2)	Large Cap Value
Global Value	0.5	(1.3)	(3.8)	(7.1)	(2.7)	Global Multi-Cap Value
Growth						
Global Thematic Growth	(3.9)	(8.3)	(6.3)	(0.1)	(2.1)	Global Multi-Cap Growth
International Growth	0.3	(1.8)	(1.9)	(2.1)	0.5	International Multi-Cap Growth
Large Cap Growth(1)	0.6	2.7	0.3	4.1	1.2	Large Cap Growth
Emerging Markets	(1.0)	(0.9)	(1.2)	(2.2)	(1.4)	Equity Emerging Mkts Global
Growth(1)	(0.5)	(1.4)	0.3	0.0	(0.1)	Large Cap Growth
Discovery Growth	0.5	1.3	6.9	3.1	2.1	Mid Cap Growth

(1) Performance figures other than 1Q13, One Year and Three Year positively affected by class action settlement proceeds.
As of March 31, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	1Q 2013	Periods Ended March 31, 2013 One Year	Three Years	Five Years	Ten Years	Lipper Average
Global High Yield Portfolio	1.8	3.1	1.2	3.1	2.1	Bond Global High Yield
American Income Portfolio	0.5	4.1	3.0	3.2	2.9	Bond USD
Global Bond	1.5	1.2	0.4	1.4	2.3	Global Income
High Income	0.5	3.0	1.4	2.8	3.7	High Yield

As of March 31, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	1Q 2013	One Year	Three Years	Five Years	Ten Years
		Periods Ended March 31, 2013			
Fully Diversified Simulation*	5.36	5.02	5.03	1.55	6.02
S&P 500	10.61	13.96	12.67	5.81	8.53
MSCI World Index - Net	7.73	11.85	8.46	2.23	8.88
Lipper Short/Int Blended Muni Fund Avg	0.36	3.23	3.89	3.82	3.19

Performance is preliminary and as of March 31, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 1Q13

($ billions)

	At March 31, 2013				At December 31, 2012	At March 31, 2012
	Institutions	Retail	Private Client	Total	Total	Total
Equity						
Equity Active	$ 31	$ 36	$ 32	$ 99	$ 95	$ 125
Equity Passive[1]	20	24	-	44	40	36
Total Equity	51	60	32	143	135	161
Fixed Income						
Fixed Income - Taxable	145	71	10	226	224	190
Fixed Income - Tax-Exempt	1	9	21	31	31	31
Fixed Income - Passive[1]	-	7	1	8	8	5
Total Fixed Income	146	87	32	265	263	226
Other[2]	28	3	4	35	32	32
Total	$ 225	$ 150	$ 68	$ 443	$ 430	$ 419

	At December 31, 2012			
Total	$ 220	$ 144	$ 66	$ 430

	At March 31, 2012			
Total	$ 222	$ 124	$ 73	$ 419

(1)Includes index, enhanced index and factor-based strategies. (2)Includes asset allocation services and certain other alternative investments.

AUM by Distribution Channel and Investment Service – History

AllianceBernstein L.P.
AUM by Distribution Channel and Investment Service ($ in billions):

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
By Distribution Channel					
Institutions	225.1	219.8	214.4	214.9	222.3
Retail	150.4	144.4	136.4	124.8	124.2
Private Client	67.7	65.8	68.1	67.6	72.6
Total	**443.2**	**430.0**	**418.9**	**407.3**	**419.1**
By Investment Service					
Equity Active					
US	45.6	40.0	41.9	44.0	48.8
Global & Non-US	53.2	55.4	58.4	63.4	76.0
Total	98.8	95.4	100.3	107.4	124.8
Equity Passive[(1)]					
US	30.7	28.3	28.2	27.7	29.0
Global & Non-US	13.1	12.0	8.5	7.4	7.5
Total	43.8	40.3	36.7	35.1	36.5
Fixed Income Taxable					
US	102.4	102.4	101.0	97.4	96.5
Global & Non-US	123.6	121.6	111.2	99.7	93.6
Total	226.0	224.0	212.2	197.1	190.1
Fixed Income Tax-Exempt					
US	30.9	30.8	31.6	31.0	30.9
Global & Non-US	-	-	-	-	-
Total	30.9	30.8	31.6	31.0	30.9
Fixed Income Passive[(1)]					
US	2.9	2.5	2.3	1.6	1.4
Global & Non-US	5.4	5.4	4.5	3.7	3.7
Total	8.3	7.9	6.8	5.3	5.1
Other[(2)]					
US	3.4	3.2	2.9	4.1	4.4
Global & Non-US	32.0	28.4	28.4	27.3	27.3
Total	35.4	31.6	31.3	31.4	31.7
Total	**443.2**	**430.0**	**418.9**	**407.3**	**419.1**

(1)Includes index, enhanced index and factor-based strategies. (2)Includes asset allocation services and certain other alternative investments.

Net Flows by Distribution Channel and Investment Service – History

AllianceBernstein L.P.
Net Change by Distribution Channel and Net Flows by Investment Service ($ in billions):

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Net Change by Distribution Channel:					
Institutions	3.3	2.9	(7.7)	(3.7)	(12.9)
Retail	0.2	5.3	5.0	3.5	2.3
Private Client	(0.9)	(3.2)	(1.7)	(2.6)	(1.5)
Net Flows	2.6	5.0	(4.4)	(2.8)	(12.1)
Investment Performance	10.6	6.1	16.0	(9.0)	25.3
Net change	**13.2**	**11.1**	**11.6**	**(11.8)**	**13.2**

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Net Flows by Investment Service:					
Equity Active					
US	1.2	(2.1)	(4.4)	(2.0)	(4.6)
Global & Non-US	(4.7)	(6.1)	(7.9)	(5.6)	(11.1)
Total	(3.5)	(8.2)	(12.3)	(7.6)	(15.7)
Equity Passive[1]					
US	(0.6)	0.1	(1.2)	(0.4)	(1.2)
Global & Non-US	0.9	3.1	0.6	0.3	0.3
Total	0.3	3.2	(0.6)	(0.1)	(0.9)
Fixed Income Taxable					
US	1.3	2.4	1.7	(0.9)	1.3
Global & Non-US	1.9	7.8	6.8	5.7	0.7
Total	3.2	10.2	8.5	4.8	2.0
Fixed Income Tax-Exempt					
US	-	(1.0)	0.1	(0.2)	0.4
Global & Non-US	-	-	-	-	-
Total	-	(1.0)	0.1	(0.2)	0.4
Fixed Income Passive[1]					
US	0.4	0.1	0.7	0.2	(0.1)
Global & Non-US	-	1.2	0.5	0.3	0.4
Total	0.4	1.3	1.2	0.5	0.3
Other[2]					
US	-	0.3	(1.4)	(0.2)	0.3
Global & Non-US	2.2	(0.8)	0.1	-	1.5
Total	2.2	(0.5)	(1.3)	(0.2)	1.8
Net Flows	**2.6**	**5.0**	**(4.4)**	**(2.8)**	**(12.1)**

(1)Includes index, enhanced index and factor-based strategies. (2)Includes asset allocation services and certain other alternative investments.

Three Months Ended 3/31/13: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Institutions								
US	**109.9**	2.4	(0.2)	(0.5)	1.7	0.5	2.2	**112.1**
Global and Non-US	**109.9**	4.9	(3.4)	0.1	1.6	1.5	3.1	**113.0**
Total Institutions	**219.8**	7.3	(3.6)	(0.4)	3.3	2.0	5.3	**225.1**
Retail								
US	**50.1**	3.9	(1.6)	(0.7)	1.6	3.9	5.5	**55.6**
Global and Non-US	**94.3**	10.7	(10.9)	(1.2)	(1.4)	1.9	0.5	**94.8**
Total Retail	**144.4**	14.6	(12.5)	(1.9)	0.2	5.8	6.0	**150.4**
Private Client								
US	**47.2**	1.2	(1.7)	(0.5)	(1.0)	2.0	1.0	**48.2**
Global and Non-US	**18.6**	0.6	(0.8)	0.3	0.1	0.8	0.9	**19.5**
Total Private Client	**65.8**	1.8	(2.5)	(0.2)	(0.9)	2.8	1.9	**67.7**
Firmwide								
US	**207.2**	7.5	(3.5)	(1.7)	2.3	6.4	8.7	**215.9**
Global and Non-US	**222.8**	16.2	(15.1)	(0.8)	0.3	4.2	4.5	**227.3**
Total Firmwide	**430.0**	23.7	(18.6)	(2.5)	2.6	10.6	13.2	**443.2**

Three Months Ended 3/31/13: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**40.0**	3.2	(1.6)	(0.4)	1.2	4.4	5.6	**45.6**
Global and Non-US	**55.4**	1.1	(5.5)	(0.3)	(4.7)	2.5	(2.2)	**53.2**
Total Equity Active	**95.4**	4.3	(7.1)	(0.7)	(3.5)	6.9	3.4	**98.8**
Equity Passive[1]								
US	**28.3**	-	-	(0.6)	(0.6)	3.0	2.4	**30.7**
Global and Non-US	**12.0**	0.9	(0.2)	0.2	0.9	0.2	1.1	**13.1**
Total Equity Passive[1]	**40.3**	0.9	(0.2)	(0.4)	0.3	3.2	3.5	**43.8**
Total Equity	**135.7**	5.2	(7.3)	(1.1)	(3.2)	10.1	6.9	**142.6**
Fixed Income - Taxable								
US	**102.4**	2.4	(0.5)	(0.6)	1.3	(1.3)	-	**102.4**
Global and Non-US	**121.6**	11.6	(8.7)	(1.0)	1.9	0.1	2.0	**123.6**
Total Fixed Income - Taxable	**224.0**	14.0	(9.2)	(1.6)	3.2	(1.2)	2.0	**226.0**
Fixed Income - Tax-Exempt								
US	**30.8**	1.7	(1.4)	(0.3)	-	0.1	0.1	**30.9**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**30.8**	1.7	(1.4)	(0.3)	-	0.1	0.1	**30.9**
Fixed Income Passive[1]								
US	**2.5**	0.1	-	0.3	0.4	-	0.4	**2.9**
Global and Non-US	**5.4**	0.2	(0.2)	-	-	-	-	**5.4**
Total Fixed Income Passive[1]	**7.9**	0.3	(0.2)	0.3	0.4	-	0.4	**8.3**
Total Fixed Income	**262.7**	16.0	(10.8)	(1.6)	3.6	(1.1)	2.5	**265.2**
Other[2]								
US	**3.2**	0.1	-	(0.1)	-	0.2	0.2	**3.4**
Global and Non-US	**28.4**	2.4	(0.5)	0.3	2.2	1.4	3.6	**32.0**
Total Other[2]	**31.6**	2.5	(0.5)	0.2	2.2	1.6	3.8	**35.4**
Firmwide								
US	**207.2**	7.5	(3.5)	(1.7)	2.3	6.4	8.7	**215.9**
Global and Non-US	**222.8**	16.2	(15.1)	(0.8)	0.3	4.2	4.5	**227.3**
Total Firmwide	**430.0**	23.7	(18.6)	(2.5)	2.6	10.6	13.2	**443.2**

(1)Includes index, enhanced index and factor-based strategies. (2)Includes asset allocation services and certain other alternative investments.

AUM by Region

As of March 31, 2013

Institutions



NA ex US 4%
Other 1%
United Kingdom 4%
Asia Pac 6%
Japan 12%
US 60%
EMEA 13%

$225.1B

Retail



Other 4%
Japan 6%
EMEA 10%
US 56%
Asia ex Japan 24%

$150.4B

By client domicile

First Quarter 2013 Adjusted Advisory Fees

In US Dollars

	1Q 2013	4Q 2012	% Δ	1Q 2012	% Δ
Ending AUM ($ Billions)	**$443**	**$430**	**3%**	**$419**	**6%**
Average AUM ($ Billions)	**$437**	**$424**	**3%**	**$417**	**5%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$440	$432	2%	$420	5%
Adjusted Performance Fees	4	19	(79%)	4	0%
Total	**$444**	**$451**	**(2%)**	**$424**	**5%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$101	$99	2%	$116	(13%)
Retail	200	193	4%	157	27%
Private Client	139	140	(1%)	147	(5%)
Total	**$440**	**$432**	**2%**	**$420**	**5%**

First Quarter 2013 GAAP Income Statement

In US dollar millions (except EPU)	1Q 2013	4Q 2012	% Δ	1Q 2012	% Δ
Net Revenues	$ 709	$ 705	1%	$ 682	4%
Operating Expenses	585	627	(7%)	581	1%
Operating Income	124	78	59%	101	23%
Net Income Attributable to AB Unitholders	115	72	60%	87	32%
AB Holding GAAP Diluted Net Income per Unit	**$0.38**	**$0.26**	**46%**	**$0.26**	**46%**
AB Holding Distribution Per Unit	**$0.38**	**$0.40**	**(5%)**	**$0.26**	**46%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets		March 31, 2013		December 31, 2012
Cash and cash equivalents	$	559	$	627
Cash and securities, segregated		1,072		1,551
Receivables, net		1,663		1,616
Investments:				
Long-term incentive compensation-related		109		123
Other		635		610
Goodwill		2,954		2,954
Intangible assets, net		164		169
Deferred sales commissions, net		80		96
Other (incl. furniture & equipment, net)		375		369
Total Assets	**$**	**7,611**	**$**	**8,115**

Liabilities and Capital				
Liabilities:				
Payables	$	2,353	$	3,005
Accounts payable and accrued expenses		550		499
Accrued compensation and benefits		397		485
Debt		382		323
Total Liabilities		**3,682**		**4,312**
Partners' capital attributable to AllianceBernstein Unitholders		3,887		3,760
Non-controlling interests in consolidated entities		42		43
Total Capital		**3,929**		**3,803**
Total Liabilities and Capital	**$**	**7,611**	**$**	**8,115**

Consolidated Statement of Cash Flows

In US $ Millions

		Three Months Ended	
		March 31, 2013	March 31, 2012
Net Income		$ 113	$ 95
Non-cash items:	Amortization of deferred sales commissions	11	8
	Amortization of non-cash long-term incentive compensation	7	5
	Depreciation and other amortization	15	20
	Unrealized (gains) on long-term incentive compensation-related investments	(5)	(17)
	Unrealized (gains) on consolidated venture capital fund	-	(7)
	Unrealized (gains) on other investments	(3)	(28)
	Real estate asset write-off charges	-	2
	Other, net	(3)	(1)
Changes in assets and liabilities		(201)	(113)
Net cash used in operating activities		**(66)**	**(36)**
Purchases of furniture, equipment and leaseholds, net		(3)	(5)
Net cash used in investing activities		**(3)**	**(5)**
Issuance (repayment) of commercial paper, net		59	(58)
Increase in overdrafts payable		64	9
Distributions to General Partner and Unitholders		(106)	(47)
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		6	1
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		6	-
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(21)	(67)
Other, net		-	(3)
Net cash provided by (used in) financing activities		**8**	**(165)**
Effect of exchange rate changes on cash and cash equivalents		(7)	4
Net (decrease) in cash and cash equivalents		(68)	(202)
Cash and cash equivalents at the beginning of period		627	639
Cash and cash equivalents at the end of period		**$ 559**	**$ 437**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	1Q 2013	4Q 2012	% Δ	1Q 2012	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$115	$72	60%	$87	32%
Weighted Average Equity Ownership Interest	37.5%	37.5%		37.5%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$43	$27	59%	$33	30%
Income Taxes	5	1	400%	6	(17%)
Net Income	**$38**	**$26**	**46%**	**$27**	**41%**
Diluted Net Income Per Unit, GAAP basis	**$0.38**	**$0.26**	**46%**	**$0.26**	**46%**
Distributions Per Unit	**$0.38**	**$0.40**	**(5%)**	**$0.26**	**46%**
Adjusted Diluted Net Income Per Unit	**$0.38**	**$0.40**	**(5%)**	**$0.29**	**31%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Net Revenues, GAAP basis	**$ 709,122**	**$ 704,607**	**$ 708,158**	**$ 642,163**	**$ 681,809**	**$ 624,978**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(6,029)	(2,385)	(6,374)	7,619	(15,570)	(9,386)
Long-term incentive compensation-related dividends and interest	(269)	(1,222)	(300)	(344)	(380)	(2,226)
90% of consolidated venture capital fund investment losses (gains)	1,220	2,027	3,634	907	(7,686)	3,116
Distribution-related payments	(109,280)	(106,322)	(94,779)	(86,120)	(79,869)	(73,048)
Amortization of deferred sales commissions	(11,074)	(11,167)	(10,658)	(10,171)	(8,267)	(8,292)
Pass-through fees & expenses	(6,868)	(7,737)	(25,617)	(7,917)	(7,738)	(7,598)
Adjusted Net Revenues	**$ 576,822**	**$ 577,801**	**$ 574,064**	**$ 546,137**	**$ 562,299**	**$ 527,544**
Operating Income (Loss), GAAP basis	**$ 124,198**	**$ 78,194**	**$ (55,821)**	**$ 78,747**	**$ 101,245**	**$ (540,246)**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(6,029)	(2,385)	(6,374)	7,619	(15,570)	(9,386)
Long-term incentive compensation-related dividends and interest	(269)	(1,222)	(300)	(344)	(380)	(2,226)
Long-term incentive compensation-related mark-to-market vesting expense (credit)	5,605	1,892	5,986	(7,030)	14,009	(2,925)
Long-term incentive compensation-related dividends and interest expense	722	1,145	582	711	152	806
2011 Compensation charge	-	-	-	-	-	587,131
Net impact of long-term incentive compensation-related items	29	(570)	(106)	956	(1,789)	573,400
Real estate charges	638	38,896	168,086	6,787	9,269	294
Sub-total of non-GAAP adjustments	667	38,326	167,980	7,743	7,480	573,694
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	(1,485)	(2,300)	(4,003)	(1,276)	7,264	(3,552)
Adjusted Operating Income	**$ 126,350**	**$ 118,820**	**$ 116,162**	**$ 87,766**	**$ 101,461**	**$ 37,000**
Operating Margin, GAAP basis excl. non-controlling interests	**17.7%**	**11.4%**	**n/m**	**12.5%**	**13.8%**	**n/m**
Adjusted Operating Margin	**21.9%**	**20.6%**	**20.2%**	**16.1%**	**18.0%**	**7.0%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Net Income (Loss) - Diluted, GAAP basis	**$ 38,474**	**$ 26,192**	**$ (23,142)**	**$ 21,339**	**$ 26,699**	**$ (199,463)**
Impact on net income of AllianceBernstein non-GAAP adjustments	214	13,573	59,589	2,838	2,741	206,341
Adjusted Net Income - Diluted	**$ 38,688**	**$ 39,765**	**$ 36,447**	**$ 24,177**	**$ 29,440**	**$ 6,878**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.38**	**$ 0.26**	**$ (0.23)**	**$ 0.21**	**$ 0.26**	**$ (1.97)**
Impact of AllianceBernstein non-GAAP adjustments	-	0.14	0.59	0.03	0.03	2.04
Adjusted Diluted Net Income per Holding Unit	**$ 0.38**	**$ 0.40**	**$ 0.36**	**$ 0.24**	**$ 0.29**	**$ 0.07**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance-based fees earned on the Public-Private Investment Program (PPIP) fund we managed. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term compensation-related investments, (2) the 2011 compensation charge, (3) real estate charges and (4) the net loss or income of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. U.S. GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under U.S. GAAP of the market movement on the expense and the investments. In the fourth quarter of 2011, we implemented changes to our employee long-term incentive compensation award program. As a result, mark-to-market investment gains or losses recognized in compensation expense will closely approximate mark-to-market investment gains and losses recognized in revenues.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, U.S. GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein